Annuity Investors Life Insurance Company®
Annuity Investors® Variable Account C
Access100®, ContributorPlus®, Flex(b)®, TotalGroup®, and Transition20®
Supplement Dated January 1, 2011 to Prospectuses Dated May 1, 2010

The text set out below is added to the “Allocations to Investment Options” section of the May 1, 2010 prospectus of each of the following variable annuity products: Access100, Flex(b), TotalGroup and Transition20.
For Florida residents: We will allocate all Purchase Payments to the money market Subaccount during the right to cancel period described on the Florida cover page of the Contract. At the end of this right to cancel period, we will allocate the Purchase Payments according to your allocation instructions.

The text set out below is added to the “Allocations to Investment Options” section of the May 1, 2010 prospectus of the following variable annuity product: ContributorPlus.
For Florida residents: We will allocate all Purchase Payments and any related bonuses to the money market Subaccount during the right to cancel period described on the Florida cover page of the Contract. At the end of this right to cancel period, we will allocate the Purchase Payments according to your allocation instructions.